COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
Assets Pledged

(in millions of $)	June 30, 2021	December 31, 2020
Vessels and equipment, net	1,518	1,189
Investments in sales-type, direct financing leases and leaseback assets	299	675
Book value of consolidated assets pledged under ship mortgages	1,817	1,864

Assets with finance lease liabilities

(in millions of $)	June 30, 2021	December 31, 2020
Vessels under finance lease, net	677	697
Total book value	677	697

The Company and its equity-accounted subsidiaries have funded their acquisition of vessels, jack-up rig and ultra-deepwater drilling units through a combination of equity, short-term debt and long-term debt. Providers of long-term loan facilities usually require that the loans be secured by mortgages against the assets being acquired.

As at June 30, 2021, the Company had $1.7 billion of outstanding principal indebtedness under various credit facilities (December 31, 2020: $1.7 billion) and finance lease liabilities totaling $0.5 billion (December 31, 2020: $0.6 billion).

In addition, as at June 30, 2021, SFL Hercules, a wholly-owned subsidiary of the Company which is accounted for using the equity method, had a term loan with an outstanding balance of $177.7 million (December 31, 2020: $185.8 million) of which $83.1 million (December 31, 2020: $83.1 million) was guaranteed by SFL. See Note 10: Investments in associated companies.

As at June 30, 2021, the Company had a forward contract which expired in July 2021, and has subsequently been rolled over to January 2022, to repurchase 1.4 million shares of Frontline (December 31, 2020: 1.4 million shares) with a carrying value of $13.0 million (December 31, 2020: $9.0 million). The transaction has been accounted for as a secured borrowing, with the shares transferred to 'Marketable securities pledged to creditors' and a liability of $15.6 million recorded within debt at June 30, 2021 (December 31, 2020: $15.6 million). At June 30, 2021 these shares together with a restricted cash balance of $5.9 million (December 31, 2020: $9.0 million) have been pledged as part of the forward agreement.
Other Contractual Commitments and Contingencies

The Company has arranged insurance for the legal liability risks for its shipping activities with Gard P.& I. (Bermuda) Ltd., Assuranceforeningen Skuld (Gjensidig), The Steamship Mutual Underwriting Association Limited, The West of England Ship Owners Mutual Insurance Association (Luxembourg), North of England P&I Association Limited, The Standard Club Europe Ltd, The United Kingdom Mutual Steam Ship Assurance Association (Europe) Limited and The Britannia Steam Ship Insurance Association Limited, all of which are mutual protection and indemnity associations. The Company is subject to calls payable to the associations based on the Company’s claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.

Contractual commitments and contingencies in respect of SFL Hercules, a wholly-owned subsidiary of the Company which is accounted for using the equity method, are contained in Note 10: Investments in associated companies.

Capital commitments

As at June 30, 2021, the Company has no capital commitments towards the procurement of scrubbers on vessels owned by the Company (December 31, 2020: $5.8 million on nine vessels).

As at June 30, 2021, the Company has also committed to paying $6.1 million towards the installation of BWTS on 13 vessels from its fleet (December 31, 2020: $7.0 million on 16 vessels), with installations expected to take place up to the end of 2022.

During the six months ended June 30, 2021, the Company entered into a Memorandum of Agreement with an unrelated party for the acquisition of a container vessel with a long term charter to a leading container liner operator. The purchase price of the vessel is $36.0 million. In March 2021, the Company paid a deposit of $4.3 million in relation to the acquisition and has committed to paying the remaining amount of $31.7 million on delivery of the vessel, which is due to take place in the third quarter of 2021.

Also during the six months ended June 30, 2021, the Company entered into purchase agreements with an unrelated party for the acquisition of two medium-sized container vessels in combination with long term charters to a leading container liner operator, for a total consideration of $151.5 million. The vessels are modern eco-designs built in 2013 and 2014 with approximately 6,800 TEU carrying capacity. The two vessels were delivered to us in August 2021 and immediately commenced their long term charters. (Refer to Note 20: Subsequent events).

Also during the six months ended June 30, 2021, the Company entered into purchase agreements with an unrelated party for the acquisition of two 14,000 TEU container vessels with charters to a leading container liner operator, for a total purchase price of $191.5 million. The vessels are expected to be delivered in the third quarter of 2021.

As at June 30, 2021, the Company had commitments under shipbuilding contracts to construct two newbuilding dual-fuel 7,000 CEU car carriers designed to use liquefied natural gas ("LNG"), totaling to $130.2 million (December 31, 2020: $0.0 million). Delivery is expected to take place in 2023.

There were no other material contractual commitments as at June 30, 2021.
The Company is routinely party both as plaintiff and defendant to lawsuits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such lawsuits.